                                                                   EXHIBIT 10.15


                                THIRD AMENDMENT
                                       TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of January 10, 1996, by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation, NIC COMPONENTS CORP., NU HORIZONS INTERNATIONAL CORP., each a New York corporation, NU VISIONS MANUFACTURING, INC., a Massachusetts corporation, and NU HORIZONS/MERIT ELECTRONICS CORP., a Delaware corporation, having their respective principal offices at 6000 New Horizons Boulevard, North Amityville, New York (collectively, the "Borrowers") and NATWEST BANK, N.A., formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS

     The Borrowers and the Bank entered into an Amended and Restated Loan Agreement dated as of April 29, 1994 as amended by a First Amendment dated as of August 24, 1994 and a Second Amendment dated as of November 29, 1995 (collectively, the "Loan Agreement"), under which certain financial accommodations were made available by the Bank to the Borrowers. Unless otherwise expressly provided herein, all capitalized terms used in this Third Amendment to Amended and Restated Loan Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Borrowers have requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 6.1 of The Amended and Restated Loan Agreement is hereby amended by the Borrowers and the Bank to read as follows:

          Current Ratio and Quick Ratio. Maintain at all times (i) a ratio of
          -----------------------------
          consolidated current assets to consolidated current liabilities of at least 2.10 to 1.0, and (ii) a ratio of consolidated current assets composed of cash on hand or on deposit in banks and marketable Eligible Investment Securities plus Eligible Accounts Receivable to consolidated current liabilities of at least .85 to 1.0.

     2. It is expressly understood and agreed that all collateral security for the Revolving Credit Loans and other extensions of credit set forth in the Amended and Restated Loan Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Revolving Credit Loans and other extensions of credit provided in the Amended and Restated Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Borrowers hereby absolutely and unconditionally confirm that (i) each document and instrument executed by the Borrowers pursuant to the Amended and Restated Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Amended and Restated Loan Agreement (as herein amended), and (ii) the Amended and Restated Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. The terms "Revolving Credit Note" and "Note" shall include any Amended and Restated Revolving Credit Note.

          3. In order to induce the Bank to enter into this Third Amendment to Amended and Restated Loan Agreement, the Borrowers represent and warrant to the Bank that each of their representations and warranties made in the Amended and Restated Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party.

          4. No modification or waiver of any provisions of the Amended and Restated Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Borrowers therefrom shall, in any event, be effective unless made in writing and signed by the Bank and the Borrowers, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Borrowers in any case shall, of itself, entitle them to any further notice or demand in similar or other circumstances.

          5. The Borrowers agree to pay on demand, and the Bank may charge any deposit or loan accounts(s) of the Borrowers, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Third Amendment to Amended and Restated Loan Agreement.

          6. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or waiver of any other term or condition of the Amended and Restated Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the

Amended and Restated Loan Agreement or any of the documents referred to therein.

          7. This Third Amendment to Amended and Restated Loan Agreement is dated for convenience as of January 10, 1996 and shall be effective retroactive to November 30, 1995 on the delivery of an executed counterpart hereof to the Borrowers. This Third Amendment to Amended and Restated Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

NU HORIZONS ELECTRONICS CORP.           NIC COMPONENTS CORP.


By: /s/ Paul Durando                    By: /s/ Paul Durando
   ------------------------                -----------------------
   Paul Durando                            Paul Durando
   Vice President-Finance                  Vice President-Finance


NU HORIZONS INTERNATIONAL CORP.         NU VISIONS MANUFACTURING, INC.



By: /s/ Paul Durando                    By: /s/ Paul Durando
   ------------------------                -----------------------
   Paul Durando                            Paul Durando
   Vice President-Finance                  Vice President-Finance


NU HORIZONS/                            NATWEST BANK N.A.
MERIT ELECTRONICS CORP.                 formerly known as
                                        National Westminster Bank USA

By: /s/ Paul Durando                    By: /s/ Jeffrey B. Carstens
   ------------------------                --------------------------
   Paul Durando                            Jeffrey B. Carstens
   Vice President-Finance                  Vice President

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NIC COMPONENTS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS INTERNATIONAL CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

STATE OF NEW YORK)
                 :ss.:
COUNTY OF NASSAU )

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU VISIONS MANUFACTURING, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS/MERIT ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

     On the 10th day of January, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; and that he signed his name thereto by authority of such banking institution.

                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996

                                 EXHIBIT 10.15
                    ELEVENTH AMENDMENT TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                            -----------------------

     ELEVENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of January 10, 1996, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 6000 New Horizons Boulevard, North Amityville, New York (the "Company") and NATWEST BANK, N.A. formerly known as National Westminster Bank USA, a national banking association, having offices at 100 Jericho Quadrangle, Jericho, New York (the "Bank").

                                    RECITALS
                                    --------

     The Company and the Bank entered into a Revolving Credit and Term Loan Agreement dated as of May 26, 1988 (as amended by the First Amendment dated as of March 19, 1990, the Second Amendment dated as of February 28, 1991, the Third Amendment dated as of April 1, 1992, the Fourth Amendment dated as of April 8, 1992, a Fifth Amendment dated as of August 1, 1992, a Sixth Amendment dated as of October 1, 1992, a Seventh Amendment dated as of May 20, 1993, an Eighth Amendment dated as of January 14, 1994, a Ninth Amendment dated as of April 29, 1994, a Tenth Amendment dated as of November 29, 1995 and as may be further amended, the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Bank to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this Eleventh Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Bank modify certain of the terms set forth in the Loan Agreement and the Bank is willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 5.10 (c) of The Loan Agreement is hereby amended by the Company and the Bank to read as follows:

          Current Ratio and Quick Ratio. Maintain at all times (y) a ratio of
          -----------------------------
          consolidated current assets to consolidated current liabilities of at least 2.10 to 1.0, and (z) a ratio of consolidated current assets composed of cash on hand or on deposit in banks and marketable Eligible Investment Securities plus Eligible Accounts Receivable current liabilities of at least .85 to 1.0.

     2. It is expressly understood and agreed that all collateral security for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms. Nonetheless, at the request of the Bank, the Company shall promptly execute and deliver replacement notes to evidence all indebtedness outstanding under the Loan Agreement as hereby amended. The term "Notes" shall include any such replacement notes.

     3. In order to induce the Bank to enter into this Eleventh Amendment to Loan Agreement, the Company represents and warrants to the Bank that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except as otherwise set forth in writing(s) to which the Bank is a party. Notwithstanding the foregoing, to the extent that the representations and warranties contained in the Loan Agreement and in that certain amended and restated loan agreement dated as of April 29, 1994 among the Company, certain related corporations and the Bank (as previously amended and as may be amended from time to time, the "Restated Loan Agreement") differ, the representations and warranties contained in the Restated Loan Agreement shall control.

     4. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Bank and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     5. The Company agrees to pay on demand, and the Bank may charge any deposit or loan account(s) of the Company, for all expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) of this Eleventh Amendment to Loan Agreement.

     6. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     7. This Eleventh Amendment to Loan Agreement is dated for convenience of as January 10, 1996 and shall be effective retroactive to November 30, 1995 on the delivery of an executed counterpart to the Company. This Eleventh Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                 NU HORIZONS ELECTRONICS CORP.


                                 By:______________________
                                    Paul Durando
                                    Vice President-Finance


                                 NATWEST BANK, N.A.
                                 formerly known as
                                 National Westminster Bank USA


                                 By:______________________
                                    Jeffrey B. Carstens
                                    Vice President

STATE OF NEW YORK )
                  :ss.:
COUNTY OF NASSAU  )

     On the 10th day of January, 1996, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 6000 New Horizons Boulevard, North Amityville, New York; that he is the Vice President-Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

STATE OF NEW YORK)                      Dianne J. Judd
                 :ss.:                  Notary Public, State of New York
COUNTY OF NASSAU )                      No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996


     On the 10th day of January, 1996, before me personally came JEFFREY B. CARSTENS, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 100 Jericho Quadrangle, Jericho, New York; that he is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing instrument; that he signed his name thereto by authority of such banking institution.


                                        /s/ Dianne J. Judd
                                        ---------------------------
                                        Notary Public

                                        Dianne J. Judd
                                        Notary Public, State of New York
                                        No. 30-5005169
                                        Qualified in Nassau County
                                        Commission Expires Nov. 30, 1996